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                                  EXHIBIT 10.2
                     FORM OF FIRST FEDERAL BANCSHARES, INC.
                            ASSUMPTION AGREEMENT FOR
               PFSB BANCORP, INC. 2000 STOCK-BASED INCENTIVE PLAN


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                                     FORM OF
                         FIRST FEDERAL BANCSHARES, INC.
                        STOCK OPTION ASSUMPTION AGREEMENT



OPTIONEE:         [name]

      THIS STOCK OPTION ASSUMPTION AGREEMENT is hereby issued as of the 22nd day of November, 2002, by FIRST FEDERAL BANCSHARES, INC., a Delaware corporation ("FFBI"), pursuant to Section 2.11 of the Agreement and Plan of Merger dated as of June 4, 2002 (the "Merger Agreement"), by and between FFBI and PFSB Bancorp, Inc., a Missouri corporation ("PFSB").

      WHEREAS, the undersigned individual ("Optionee") holds one or more outstanding options to purchase shares of PFSB common stock, pursuant to the PFSB Bancorp, Inc. 2000 Stock-Based Incentive Plan (the "Plan"); and

      WHEREAS, Section 2.11(a) of the Merger Agreement provides that, as of the Effective Time of the Merger (as defined in the Merger Agreement), each share of PFSB common stock issued and outstanding pursuant to the Plan shall be converted into an option to purchase shares of FFBI common stock.

      NOW, THEREFORE, it is hereby agreed as follows:

      (a) The shares of PFSB common stock subject to outstanding stock options under the Plan, and the exercise price per share, held by Optionee immediately prior to the Effective Time are set forth in Exhibit A hereto.

      (b) FFBI hereby assumes, as of the Effective Time, the duties and obligations of PFSB under the Plan, the award agreements issued pursuant to the Plan, or similar documentation containing the terms and conditions of the stock option grants.

      (c)   The  number  of  shares  of  FFBI  common  stock   subject  to  each
            outstanding option, and the exercise price per share, shall be adjusted in accordance with the provisions of Section 2.11(a) of the Merger Agreement. Accordingly, the number of shares and the exercise price per share of the FFBI common stock held by the former PFSB option holders following such adjustment is as specified in Exhibit A hereto.


      (d) The following additional provisions shall govern each PFSB option hereby assumed by FFBI:

            (a) Unless the context otherwise requires, henceforth references to the "Company" in the plan document or award agreements shall mean FFBI, to "Common Stock" or


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"Stock" shall mean FFBI common stock, to the "Board of Directors" shall mean the
Board of Directors of FFBI, to the "Committee" shall mean to the Committee of FFBI that administers the Plan and to the "Bank" shall mean to First Federal Bank.

            (b) The grant date and the expiration date for each assumed PFSB stock option and all other provisions governing either the exercise, termination or expiration of the stock options shall remain in effect, and shall accordingly govern Optionee's rights with respect to such stock options.

            (c) The adjusted exercise price payable for the FFBI common stock subject to each assumed PFSB stock option shall be payable in any of the forms authorized by the Plan or award agreement issued by PFSB.

            (d) In order to exercise each assumed stock option, Optionee must deliver to FFBI a written notice of exercise, indicating the number of shares of FFBI common stock to be purchased, accompanied by payment of the adjusted exercise price. Such notice and payment shall be delivered to FFBI at the following address:

            First Federal Bancshares, Inc.
            2001 Maine Street
            Quincy, Illinois 62301

      (e) Except to the extent specifically modified by this Stock Option Assumption Agreement, the terms and conditions of each award agreement in effect prior to the Merger shall continue in full force and effect.


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      IN WITNESS WHEREOF, FFBI has caused this Stock Option Assumption Agreement to be executed on its behalf by its duly authorized officer as of the ____ day of _____________________, 2002.

                                    FIRST FEDERAL BANCSHARES, INC.



                                    By:   ____________________________________


                                    Title:____________________________________


                                 ACKNOWLEDGMENT

      The undersigned Optionee acknowledges receipt of this Stock Option Assumption Agreement and understands and acknowledges that all rights and liabilities with respect to each PFSB stock option hereby assumed by FFBI are as set forth only in the applicable award agreement, the Plan or this Stock Option Assumption Agreement, and that no other agreements exist with respect to such PFSB stock options. The undersigned Optionee also acknowledges that, except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of the award agreement in effect immediately prior to the Effective Time shall continue in full force and effect and shall not be otherwise affected by this Stock Option Assumption Agreement. The undersigned further acknowledges that the PFSB stock options described in Exhibit A hereto constitute all of the options to purchase PFSB common stock that the undersigned Optionee held immediately prior to the Effective Time of the Merger.

                                    OPTIONEE



                                    __________________________________________
                                    [name]


                                    DATE: ______________________________




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                                    EXHIBIT A


              OPTIONEE'S OUTSTANDING OPTIONS TO PURCHASE SHARES OF
                         PFSB BANCORP, INC. COMMON STOCK
                                  (PRE-MERGER)



   DATE OF OPTION GRANT      NUMBER OF OUTSTANDING     EXERCISE PRICE PER SHARE
   --------------------      ---------------------     ------------------------
                                 STOCK OPTIONS
                                 -------------



              OPTIONEE'S OUTSTANDING OPTIONS TO PURCHASE SHARES OF
                   FIRST FEDERAL BANCSHARES, INC. COMMON STOCK
                                  (POST-MERGER)



 DATE OF OPTION GRANT        NUMBER OF OUTSTANDING     EXERCISE PRICE PER SHARE
 --------------------        ---------------------     ------------------------
                                  STOCK OPTIONS
                                  -------------